UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

PARK CITY GROUP, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[  ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[  ]      Fee paid previously with preliminary materials.
[  ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

PARK CITY GROUP, INC.
299 South Main Street, Suite 2225
Salt Lake City, Utah 84111
(435) 645-2000

October 4, 2018
Dear Stockholders of Park City Group, Inc.:

              You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Park City Group, Inc. (the “Annual Meeting”), which will be held at our corporate offices located at 299 South Main Street, Suite 2225, Salt Lake City, Utah on November 15, 2018 at 9:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, and in this Proxy Statement. We have also made available a copy of our Annual Report on Form 10-K for the year ended June 30, 2018 (“Annual Report”) with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we have elected to provide access to our proxy materials over the Internet, rather than mailing paper copies. Our management team believes that providing our proxy materials over the Internet increases the ability of our stockholders to access the information they need, while lowering the costs of our Annual Meeting and conserving natural resources.

Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or e-mail as promptly as possible.  Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

             Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

                We look forward to seeing you at the Annual Meeting.

Sincerely,
RANDALL K. FIELDS
Chief Executive Officer

YOUR VOTE IS IMPORTANT. All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

PARK CITY GROUP, INC.
299 South Main Street, Suite 2225
Salt Lake City, Utah 84111
(435) 645-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 15, 2018

Time and Date	9:00 a.m., local time, on November 15, 2018.

Place	Our offices located at 299 South Main Street, Suite 2225, Salt Lake City, Utah 84111.

Items of Business
(1) To elect as directors the five nominees named in the accompanying proxy statement to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified.

(2) To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2019.

(3) To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	September 17, 2018

Only holders of record of our common stock and Series B Convertible Preferred Stock (“Series B Preferred”) as of September 17, 2018 are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission	You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner of shares of our common stock and/or Series B Preferred, in each case, as of September 17, 2018.

Availability of Proxy Materials
The proxy materials for the Annual Meeting, including our Annual Report on Form 10-K for the year ended June 30, 2018 (the “Annual Report”) are also available at the following Internet address: http://www.iproxydirect.com/PCYG

Voting
Your vote is very important. Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by following the instruction on the Notice of Internet Availability of Proxy Material you received in the mail so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

By Order of the Board of Directors,

Randall K. Fields
Chief Executive Officer, Chairman and Director

Salt Lake City, Utah
October 4, 2018

PARK CITY GROUP, INC.
299 South Main Street, Suite 2225
Salt Lake City, Utah 84111
(435) 645-2000

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Park City Group, Inc., a Nevada corporation (the “Company”), for use at the 2018 Annual Meeting of Stockholders (“Annual Meeting”) to be held on November 15, 2018 at 9:00 a.m., local time, and at any adjournment or postponement thereof, at our corporate offices located at 299 South Main Street, Suite 2225, Salt Lake City, Utah 84111.

We have elected to provide access to this year’s proxy materials primarily over the Internet, under the Securities and Exchange Commission’s (the "SEC") “notice and access” rules. On or about October 4, 2018, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for the year ended June 30, 2018 (“Annual Report”) and how to submit your vote via the Internet, telephone and/or e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: http://www.iproxydirect.com/PCYG.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting were summarized in the Notice, and are described in more detail in this Proxy Statement.  On September 17, 2018, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”), we had outstanding 19,792,473 shares of our common stock, par value $0.01 per share (“Common Stock”), and 625,375 shares of our Series B Preferred Stock (“Series B Preferred”), each of which are entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share of Common Stock held, and each holder of Series B Preferred is entitled to 2.5 votes per share of Series B Preferred held on the Record Date. As of the Record Date, outstanding shares represented 21,355,910 votes, consisting of 19,792,473 attributable to Common Stock and 1,563,437 attributable to Series B Preferred.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote at the Annual Meeting must be represented, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. The five nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote will be elected.

Proposal No. 2: Ratification of Appointment of Auditors. To ratify the appointment of Haynie & Company as our independent auditors for the fiscal year ending June 30, 2019, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this proposal.

Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law, abstentions and broker non-votes are not counted as votes cast on an item and therefore will not affect the outcome of any proposal presented in this proxy statement, although they are counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the five director nominees identified in this proxy statement, each of whom has been nominated by our Board, (ii) FOR ratification of the appointment of Haynie & Company as our independent auditors for fiscal year ending June 30, 2019, and (iii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices at 299 South Main Street, Suite 2225, Salt Lake City, Utah, 84111, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, any requested copies of this proxy statement and our Annual Report, form of proxy, as well as any additional solicitation materials that may be furnished to our stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Articles of Incorporation, as amended (“Charter”) and Amended and Restated Bylaws (“Bylaws”) provide that our Board of Directors shall consist of no less than one director, and that upon a change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders.

Our Board of Directors currently consists of six directors, though the number of directors will be reduced to five effective at the conclusion of the Annual Meeting as a result of the decision of Richard Juliano not to stand for re-election at the Annual Meeting. Each of the five director nominees identified below has confirmed that he is able and willing to serve as a director if elected. If any of the nominees become unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

Upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated for election at our Annual Meeting Randall K. Fields, Robert W. Allen, William S. Kies, Jr., Austin F. Noll, Jr., and Ronald C. Hodge, each to serve until our next annual meeting of stockholders or until his successor is duly elected and qualified.

 Please see disclosure under the section captioned “Directors” below for more information, including background information, business experience, and the Nominating and the Corporate Governance Committee’s recommendation of each nominee.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares present or represented by proxy and entitled to vote at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Accordingly, under Nevada law, our Charter and our Amended and Restated Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director nominee. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Fields, Allen, Kies, Noll, and Hodge.

The following sections set forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

DIRECTORS

Name of Nominee	Age	Title

Randall K. Fields	71	President, Chief Executive Officer and Chairman
Robert W. Allen	75	Director
William S. Kies, Jr.	66	Director
Austin F. Noll, Jr.	75	Director
Ronald C. Hodge	70	Director

Randall K. Fields founded the Company in 1990 and has been its President, Chief Executive Officer, and Chairman, and has been responsible for the strategic direction of the Company since its inception. Mr. Fields also serves as the Company’s Chief Operating Officer and Head of Sales. Mr. Fields co-founded Mrs. Fields Cookies with his then wife, Debbi Fields, in 1977. He served as Chairman of the Board of Mrs. Fields Cookies from 1978 to 1990. In the early 1970’s, Mr. Fields established Fields Investment Group, a financial and economic consulting firm. Mr. Fields received a Bachelor of Arts degree in 1968 and a Master of Arts degree in 1970 from Stanford University, where he was Phi Beta Kappa, Danforth Fellow, and National Science Foundation Fellow.

The Nominating and Corporate Governance Committee believes that Mr. Fields’ expertise in the Company’s industry and markets following his founding of the Company in 1990, his extensive sales, marketing and technical background and experience, and his knowledge of business allow him to bring a unique understanding of the industries and markets in which the Company operates, as well as an entrepreneurial vision to the Company and the Board of Directors.

Robert W. Allen joined the Board of Directors in October 2007. Mr. Allen is a seasoned executive with many years of experience as Chairman, President, and Chief Executive Officer of businesses ranging in size from $200 million to $2.5 billion. Mr. Allen has over thirty years of experience in the dairy industry, most notably as a catalyst for developing companies and a turn-around agent for troubled companies or divisions. Mr. Allen was Chief Executive Officer of Tuscan Lehigh Dairies from July 1994 to December 1998, where he established a leadership team that repositioned the company and developed a position in the market place for the branding of its products. Prior to this, from September 1991 to April 1994, he served as Executive Vice President of Borden, Inc., where he was recruited to turn around the largest and most troubled division of the company. He is also a past Chair of Kid Peace International, a $160 million non-profit agency assisting children in crises.

The Nominating and Corporate Governance Committee believes that Mr. Allen’s years of experience in an area of growth for the Company, the dairy industry, as well as his extensive experience developing and managing companies in senior executive roles, add significant value to the Company and its Board of Directors in assessing challenges in one of its growth markets, and in addressing organizational and development issues facing the Company.

William S. Kies, Jr. joined the Board of Directors in November 2011. Mr. Kies is currently a principal and the founder of Kies Consulting, LLC, a premier consulting practice specializing in the supermarket industry established in 1994. Clients of Kies Consulting include Fortune 100 consumer package goods corporations and companies offering national services, programs and in-store support to all channels of food distribution. Prior to Kies Consulting, he was the President and Chief Operating Officer of IGA, Inc., the world’s largest banner group of independent supermarkets with over 4,000 stores serviced by 24 wholesalers in 20 countries.

The Nominating and Corporate Governance Committee believes that Mr. Kies’ extensive management experience, including experience in the supermarket industry, together with his substantial contacts with potential clients for the Company’s services, contributes to the Board of Directors’ deliberations and provides the Company with valuable insight and direction as the Company executes its business plan.

Austin F. Noll, Jr. joined the Board of Directors in October 2012. Mr. Noll is the owner of Austin Noll & Associates, a trade relations and industry affairs consultancy founded in 2000 and based in New Jersey. Mr. Noll started his career with General Foods in 1965, spending 22 years in sales related positions. He then became Vice President of Trade Relations for the grocery division of Borden, Inc. from 1987 to 1997, and was promoted to Vice President of Industry and Trade Relations, before moving to Nabisco, Inc. as Senior Vice President of Industry and Trade Relations from 1997 to 1999. Mr. Noll has served on the Trade Advisory Boards of Grocery Manufacturing Association, Food Marketing Institute, National Grocers Association, North American Wholesale Grocers Association, Western Association of Food Chains and IGA. He is currently a founding member of the Trade Advisory Board of Instant Combo Savings.

The Nominating and Corporate Governance Committee believes that Mr. Noll’s experience working for and advising national food retailers provides a unique perspective to the Company that is particularly beneficial as the Company continues to expand its client base within the grocery industry.

Ronald C. Hodge joined the Board of Directors in February 2013. Mr. Hodge was an advisor to Delhaize America, LLC, a role he transitioned into following his time as Delhaize America’s Chief Executive Officer from March 2011 to October 2012. Prior to Delhaize America, Mr. Hodge served as Executive Vice President of Delhaize Group and Chief Executive Officer of Hannaford Bros. Co. He joined Hannaford in 1980 and served in various executive roles, including Vice President and General Manager of Hannaford’s New York Division, Senior Vice President of Retail Operations, Executive Vice President of Sales and Marketing, and Executive Vice President and Chief Operating Officer. He became President of Hannaford in December 2000 and Chief Executive Officer in 2001. While leading the start-up of Hannaford’s entry into upstate New York, Mr. Hodge was elected Chairman of the New York State Food Merchant’s Association, and served on several Community Agency Boards of Directors. He chaired the Northeastern New York United Way Campaign in 1995 and was selected as the New York Capital Region’s Citizen of the Year in 1996. Mr. Hodge holds a Bachelor of Science degree in business administration from Plymouth State College, Plymouth, New Hampshire.

The Nominating and Corporate Governance Committee believes that Mr. Hodge’s 38 years of management experience in the grocery industry, including leading the successful expansion of Hannaford Bros. Co., provides the Company with valuable industry knowledge and insight as the Company continues to grow its scan-based technologies to an expanding client base.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

Director Compensation

Currently, each of our non-executive directors, consisting of Messrs. Allen, Kies, Noll and Hodge, receive an annual retainer of $10,000 for their continued service on the Board. This retainer is payable in quarterly installments, which the Company may elect to pay in cash or shares of Common Stock. During the year ended June 30, 2018, the Company elected to pay all fee payable to the non-executive directors in shares of Common Stock.

In addition, to the annual retainer, any newly-appointed outside independent directors to the Board receive a one-time grant of $150,000, payable in shares of the Company’s restricted Common Stock, calculated based on the market value of the shares of Common Stock on the date of grant. The shares vest ratably over a five-year period.

The following table provides information regarding 2018 compensation paid to our non-employee directors. Information regarding executive compensation paid to Mr. Fields in 2018 is reflected in the Summary Compensation Table on page 10 of this proxy statement.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Robert W. Allen	$10,000	-	$10,000
William S. Kies, Jr.	$10,000	-	$10,000
Richard Juliano(3)	$10,000	-	$10,000
Austin F. Noll, Jr.	$10,000	-	$10,000
Ronald C. Hodge	$10,000	-	$10,000

(1)
Amounts reported in this table represent the amounts earned by each non-employee director for their service on the Company’s Board of Directors during the year ended June 30, 2018, all of which were paid in shares of Common Stock.

The amounts in this column do not represent cash payments, but instead, represent the aggregate grant date fair value of the shares of Common Stock issued to each non-employee director in fiscal 2018, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(2)	As of June 30, 2018, none of the Company’s non-executive directors held any stock awards or options.

(3)
As noted above, Mr. Juliano has decided not to stand for re-election as a director of the Company at the Annual Meeting. As such, Mr. Juliano will continue to serve as a director of the Company until his current term ends at the conclusion of the Annual Meeting.

GOVERNANCE AND BOARD MATTERS

Term of Office

The Company’s Charter provides for a Board of Directors comprised of one class of directors. Directors serve from the time they are duly elected and qualified until the next annual meeting of stockholders or their earlier death, resignation, or removal from office.

Director Independence

The Board has determined that all of its members, other than Mr. Fields, who serves as the Company’s Chief Executive Officer, are “independent” within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market Rules, and the SEC rules regarding independence.

Director Nomination Process

The Nominating and Corporate Governance Committee identifies director nominees by first considering those current members of the Board of Directors who are willing to continue service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. Nominees for director are selected by a majority of the members of the Board of Directors. Although the Company does not have a formal diversity policy, in considering the suitability of director nominees, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in the grocery industry, business, finance, administration or public service, the relevance of a potential nominee’s experience to our needs and experience of other board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a potential nominee would be a desirable addition to the Board of Directors and/or any committees of the Board of Directors.

The Nominating and Corporate Governance Committee and the Board of Directors may consider suggestions for persons to be nominated for director that are submitted by stockholders, provided such nominations are submitted in accordance with the procedure set forth in our Amended and Restated Bylaws. The Nominating and Corporate Governance Committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources.

Code of Ethics and Business Conduct

In August 2008, the Company and its Board of Directors unanimously adopted a new Code of Ethics and Business Conduct, which replaced the Code of Ethics adopted in 2005. The Company’s Code of Ethics and Business Conduct is posted at the Company’s website located at www.parkcitygroup.com.

The Role of the Board in Risk Oversight

The Board’s role in the Company’s risk oversight process includes reviewing and discussing with members of management areas of material risk to the Company, including strategic, operational, financial and legal risks. The Board, as a whole, primarily deals with matters related to strategic and operational risk. The Audit Committee deals with matters of financial and legal risk. The Compensation Committee addresses risks related to compensation and other related matters. The Nominating and Governance Committee manages risks associated with Board independence and corporate governance. Committees report to the full Board regarding their respective considerations and actions.

The Board’s Leadership Structure

Our Board of Directors has discretion to determine whether to separate or combine the roles of Chief Executive Officer and Chairman of the Board. Our founder, Randall K. Fields, has served in both roles since 2001, and our Board continues to believe that his combined role is most advantageous to the Company and our stockholders. Our technology has its genesis in the operations of Mrs. Fields Cookies, co-founded by Mr. Fields, and Mr. Fields possesses in-depth knowledge of the issues, opportunities and risks facing us, our business and our industry and is best positioned to fulfill the Chairman’s responsibility to develop meeting agendas that focus the Board’s time and attention on critical matters and to facilitate constructive dialogue among Board members on strategic issues.

In addition to Mr. Fields’ leadership, the Board maintains effective independent oversight through a number of governance practices, including, open and direct communication with management, input on meeting agendas, and regular executive sessions.

MEETINGS AND COMMITTEES OF DIRECTORS

The Board of Directors met seven times and acted eight times by unanimous written consent during the fiscal year ended June 30, 2018. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Company’s directors who served during fiscal 2018 attended or participated in no less than 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during fiscal 2018.

The following table represents the current composition of each committee of the Board of Directors:

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Randall K. Fields	-	-	-
Robert W. Allen	Member	Chairman	-
William S. Kies, Jr.	-	-	Chairman
Richard Juliano(1)	-	Member	-
Austin F. Noll, Jr.	Member	-	Member
Ronald C. Hodge	Chairman	-	Member

No. of Meetings Held in Fiscal 2018	4	2	2

(1)
As noted above, Mr. Juliano has decided not to stand for re-election as a director of the Company at the Annual Meeting. As such, Mr. Juliano will continue to serve as a director of the Company until his current term ends at the conclusion of the Annual Meeting.

Audit Committee. Pursuant to the Company’s Audit Committee Charter, the Audit Committee provides assistance to the Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management. The current members of the Audit Committee are Ronald C. Hodge (Chairman), Austin F. Noll, Jr., and Robert W. Allen, each of whom are non-executive members of our Board of Directors. Mr. Allen  acts as our Audit Committee financial expert, as that term is defined under SEC rules implementing Section 407 of the Sarbanes Oxley Act of 2002, and possesses the requisite financial sophistication, as defined under applicable rules. We believe the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with, the applicable requirements of the NASDAQ Stock Market Rules, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations

Compensation Committee. Pursuant to the Company’s Compensation Committee Charter, the Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan. During the year ended June 30, 2018, the Compensation Committee consisted of Robert W. Allen (Chairman) and Richard Juliano, each of whom were non-executive member of our Board of Directors. Following the end of Mr. Juliano’s term at the conclusion of the Annual Meeting, the Company expects to fill the committee seat left vacant by Mr. Juliano at its next meeting of the Board of Directors. We believe that the composition of our Compensation Committee meet the criteria for independence under, and the functioning of our Compensation Committee complied with, the applicable requirements of the NASDAQ Stock Market Rules, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations during the year ended June 30, 2018 and will continue to do so in future periods.

Nominating and Corporate Governance Committee. Pursuant to the Company’s Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The current members of the Nominating and Corporate Governance committee are William S. Kies, Jr. (Chairman), Austin F. Noll, Jr., and Ronald C. Hodge. We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with, the applicable requirements of the NASDAQ Stock Market Rules, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

Park City Group, Inc.
299 South Main Street, Suite 2225
Salt Lake City, Utah 84111
Attn: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. Our Corporate Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers and significant employees:

Executive Officers:

Name	Age	Title
Randall K. Fields	71	Chief Executive Officer, Chairman of the Board and Director
Todd Mitchell	51	Chief Financial Officer
Edward L. Clissold	62	General Counsel and Corporate Secretary

Significant Employees:

Name	Age	Title
John Merrill	48	Senior Vice President, Finance
Christine Davidson	65	Senior Vice President, Chief Customer Officer

 The executive officers and significant employees named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

Executive Officers

Randall K. Fields Please see Mr. Fields’ biography on page 13 of this proxy statement, under the section titled “Directors.”

Todd Mitchell joined the Company in September 2015 and serves as the Company’s Chief Financial Officer. Prior to joining the Company, Mr. Mitchell served as a Senior Analyst and the Director of Research for Brean Capital, LLC. From March 2005 until joining Brean Capital in June 2011, Mr. Mitchell was a Senior Analyst with Kaufman Bros., L.P. Mr. Mitchell holds a B.A. in Political Science from Vassar College, an MBA/MA in International Finance and Economics from The George Washington University School of Business.

 Edward L. Clissold joined the Company in March 2002 and currently serves as the Company’s General Counsel and Corporate Secretary. Mr. Clissold previously served as the Company’s Chief Financial Officer from August 2012 until September 2015. Prior to his time with the Company, Mr. Clissold served as General Counsel for Mrs. Fields Cookies from August 1987 to April 1995 and was also in private practice. Mr. Clissold holds a Bachelor’s degree in Finance from the University of Utah and a Juris Doctorate from Brigham Young University.

Significant Employees

John Merrill has served as Senior Vice President, Finance for the Company since May, 2018. Mr. Merrill has held a variety of financial roles within public and private organizations including United Health Group, Clear Channel, IMG, and Sports Authority.  Most recently, Mr. Merrill served as Chief Financial Officer of 360 Touch Advertising from 2016 to 2018, as Chief Financial Officer of Track Group, Inc. (OTCQX: TRCK) from 2014 to 2016, and as a merger and acquisition consultant for UnitedHealth Group (NYSE: UNH) from 2010 to 2014. In addition, Mr. Merrill previously served as Company’s Chief Financial Officer and Prescient Applied Intelligence, Inc. (OTCQB: PPID), software-as-a-service acquired by the Company in 2009.  Mr. Merrill began his career with KPMG and holds a Bachelors and a Master’s in Accounting from the University of South Florida.

Christine Davidson first joined the Company in 2006 and has served as Senior Vice President, Chief Customer Officer since July 2016. Ms. Davidson is the primary business contact for key retail and supplier accounts. Her team is responsible for establishing, maintaining and growing customer accounts by simultaneously working with internal teams and customer teams creating customer satisfaction by crafting enhancements, determining implementation methodologies, training options and materials to meet market needs. Prior to joining Park City Group, Ms. Davidson held management positions in the Caribbean, Scotland and Nigeria as well as in higher education in Britain and the United States. Ms. Davidson holds a business degree from Strathclyde University located in Glasgow, Scotland.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information about the compensation paid or accrued during the years ended June 30, 2018 and 2017 to our Chief Executive Officer and our executive officers, other than our Chief Executive Officer, who were serving as an executive officer as of June 30, 2018 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Randall K. Fields	2018	905,494(2)	450,000(3)	-	135,240(3)	1,490,734
Chief Executive Officer and Chairman of the Board	2017	716,469(2)	400,000(3)	-	133,325(3)	1,249,794

Todd Mitchell	2018	225,000	-	128,893	-	353,893
Chief Financial Officer	2017	225,000	-	112,500	-	337,500

Edward L. Clissold	2018	183,541	-	48,481	-	232,022
General Counsel and Corporate Secretary, former Chief Financial Officer	2017	150,000	-	48,481		198,481

(1)
Stock awards consist solely of shares of restricted Common Stock. Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the compensation costs recognized by the Company during the fiscal year for stock awards as determined pursuant to FAS 123R.

(2)
On July 1, 2017, the Company and Mr. Fields and Fields Management, Inc., a management company wholly-owned by Mr. Fields (“FMI”), entered into an amended Employment Agreement and an amended Service Agreement, respectively. The year-over-year change in Mr. Fields’ salary, bonus and other compensation are a result of terms in the amended agreements. See “Employment Agreements” below for a more detailed description of Mr. Fields’ amended Employment Agreement and FMI’s amended Service Agreement.

$823,176 and $651,335 of Mr. Fields’ cash compensation during 2018 and 2017, respectively, was paid to FMI pursuant to the terms and conditions of the Service Agreement in effect during the applicable period.

(3)
The terms and conditions of the amended Employment Agreement by and between Mr. Fields and the Company, first dated June 30, 2013 and amended on July 1, 2017, and the amended Services Agreement, by and between FMI and the Company, first dated June 30, 2013 and amended on July 1, 2017, provide for an incentive bonus to be paid to Mr. Fields at the discretion of the Compensation Committee and upon approval by the Board of Directors, based upon the Company’s achievement of certain performance goals. Upon recommendation of the Compensation Committee, the Board of Directors approved a $400,000 bonus to Mr. Fields for performance in each of the years ended June 30, 2018 and 2017, respectively. The amounts granted reflect successful completion of certain business objectives. The amounts paid in the year ended June 30, 2018 were satisfied through payment in cash. The amounts paid in the year ended June 30, 2017 were satisfied through the issuance of shares of the Company’s non-voting, non-convertible Series B-1 Preferred Stock.

(4)
These amounts include premiums paid on life insurance policies of $73,416 and $73,416 for 2018 and 2017, respectively; computer related expenses of $6,000 for each of 2018 and 2017; Company car related expenses of $18,720 and $19,816 for 2018 and 2017, respectively; medical premiums of $25,104 and $22,093 for 2018 and 2017, respectively; and reimbursement for certain accounting services of $12,000 for each of 2018 and 2017.

Employment Arrangements

Fields Employment Agreement

 The Company has an Employment Agreement with Randall K. Fields, first dated June 30, 2013 and subsequently amended on July 1, 2017, (the “Fields Employment Agreement”), pursuant to which Mr. Fields is employed by the Company in the position of Sales Department Manager through June 30, 2021 for annual compensation of $50,000, subject to annual increases equal to 75% of the Company’s percentage annual revenue growth beginning in the 2014 fiscal year.  Mr. Fields may also be eligible for an annual incentive bonus, awarded at the discretion of the Compensation Committee.

The Company also has a Services Agreement with Fields Management, Inc. (“FMI”), first dated June 30, 2013 and subsequently amended on July 1, 2017, to provide certain executive management services to the Company, including designating Mr. Fields to perform the functions of President and Chief Executive Officer for the Company through June 30, 2021 (the “Services Agreement”). Pursuant to the Services Agreement, FMI is paid an annual base fee of $500,000, subject to annual increases equal to 75% of the Company’s percentage annual revenue growth beginning in the 2014 fiscal year. FMI may also be eligible for an annual incentive bonus, awarded at the discretion of the Company’s Board of Directors.

FMI also receives: (i) up to $1,200 per month for reimbursement of vehicle expenses; (ii) an annual computer equipment allowance of up to $6,000; (iii) 600,000 shares of the Company’s Common Stock, subject to a pro-rata 10-year vesting schedule; and (iv) a retirement annuity or other bonus award to be developed within six months of the effective date. The Company also maintains and pays the premiums for a $5.0 million life insurance policy in the name of Mr. Fields, with the beneficiary to be designated by Mr. Fields at his sole discretion.

Mitchell Employment Agreement

The Company and Todd Mitchell entered into an Employment Agreement on September 28, 2015 (the “Mitchell Employment Agreement”), pursuant to which Mr. Mitchell receives an annual base salary of $225,000. Upon execution of the Mitchell Employment Agreement, Mr. Mitchell received 43,144 restricted shares of the Company’s Common Stock (the “Incentive Shares”), which Incentive Shares are subject to vesting conditions set forth in the Mitchell Employment Agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table generally sets forth the number of outstanding equity awards that have not been earned or vested or that have not been exercised for each of the Named Executive Officers as of June 30, 2018.  No other equity awards otherwise reportable in this table have been granted to any of our Named Executive Officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Randall K. Fields	-	-	$-	-	776,744	$6,136,278
Chief Executive Officer, Chairman and Director

Todd Mitchell	-	-	$-	-	21,572	$170,418
Chief Financial Officer

Edward L. Clissold	-	-	$-	-	-	$-
General Counsel and Corporate Secretary

(1)	Market value based on the closing market price of $7.90 of the Company’s Common Stock on June 29, 2018, as reported on the NASDAQ Capital Market.

Description of Equity Compensation Plans

The following table sets forth information as of June 30, 2018 with respect to compensation plans under which shares of the Company’s common stock may be issued:

Second Amended and Restated 2011 Stock Incentive Plan

In January 2013, the Board of Directors approved the Second Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”), which plan was approved by stockholders on March 29, 2013. The 2011 Plan was subsequently amended by the Board of Directors on October 30, 2015 and August 3, 2017 to increase the number of shares available for issuance. Under the terms of the 2011 Plan, officers, key employees, consultants and directors of the Company are eligible to participate. The maximum aggregate number of shares that may be granted under the 2011 Plan is 1,250,000 shares. Our Compensation Committee administers the 2011 Plan. The exercise price for each share of Common Stock purchasable under any incentive stock option granted under the 2011 Plan shall be not less than 100% of the fair market value of the Common Stock, as determined by the closing price of our Common Stock on the grant date, as reported on the NASDAQ Capital Market. If the incentive stock option is granted to a stockholder who possesses more than 10% of the Company’s voting power, then the exercise price shall be not less than 110% of the fair market value on the date of grant. Each option shall be exercisable in whole or in installments as determined by the Compensation Committee at the time of the grant of such options. All incentive stock options expire after ten years; however, if the incentive stock option is held by a stockholder who possesses more than 10% of the Company’s voting power, then the incentive stock option expires after five years. If the option holder is terminated, then the incentive stock options granted to such holder expire no later than three months after the date of termination. For option holders granted incentive stock options exercisable for the first time during any fiscal year and in excess of $100,000 (determined by the fair market value of the shares of Common Stock as of the grant date), the excess shares of Common Stock shall not be deemed to be purchased pursuant to incentive stock options.

Second Amended and Restated 2011 Employee Stock Purchase Plan

In January 2013, the Board of Directors approved the Second Amended Employee Stock Purchase Plan (the “ESPP”), which plan was approved by stockholders on March 29, 2013. The ESPP was subsequently amended by the Board of Directors on October 30, 2015 and August 3, 2017 to increase the number of shares available for issuance. The ESPP provides every full- and part-time employee of the Company an opportunity to acquire and expand their equity interest in the Company by giving each participating employee the opportunity to purchase shares of Common Stock at a discount from fair market value. Additionally, the ESPP may also be used to issue shares of Common Stock in lieu of cash compensation. The ESPP is administered and interpreted by the Compensation Committee.

401(k) Retirement Plan

The Company offers an employee benefit plan under Benefit Plan Section 401(k) of the Code. The Company utilizes ADP Retirement Services as its administrator and trustee of the Company’s 401(k) plan. Employees who have attained the age of 18 are immediately eligible to participate. The Company, at its discretion, may match employees’ contributions at a percentage determined annually by the Board of Directors. The Company does not currently match contributions.

Indemnification for Securities Act Liabilities

Nevada law authorizes, and the Company’s Amended and Restated Bylaws provide for, indemnification of the Company’s directors and officers against claims, liabilities and amounts paid in settlement, and expense in a variety of circumstances. Indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise. However, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

 No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

Related Party Transactions

During the year ended June 30, 2018, the Company was a party to the Service Agreement with FMI, pursuant to which FMI provided certain executive management services to the Company, including designating Randall K. Fields to perform the functions of President and Chief Executive Officer for the Company. Randall K. Fields, FMI’s designated executive, who also serves as the Company’s Chairman of the Board of Directors, controls FMI. Amounts paid to FMI in connection in with the Service Agreement are reflected above in the Summary Compensation Table.

Policy and Procedures Governing Related Party Transactions

The Board of Directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

The SEC rules define a related party transaction to include any transaction, arrangement or relationship which: (i) we are a participant; (ii) the amount involved exceeds $120,000; and (iii) executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our Common Stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Stock had or will have a direct or indirect material interest.

Although we do not maintain a formal written procedure for the review and approval of transactions with such related persons, it is our policy for the disinterested members of our Board of Directors to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a legitimate business purpose for us and be on terms that are fair and reasonable to us and our stockholders and as favorable to us and our stockholders as would be available from non-related entities in comparable transactions.

All related party transactions must be disclosed in our applicable filings with the SEC as required under SEC rules.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers, directors and persons who beneficially own more than ten percent of our common stock (collectively, “Reporting Persons”) to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. The Reporting Persons are also required by SEC rules to furnish us with copies of all reports that they file pursuant to Section 16(a).

Based solely upon a review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during the year ended June 30, 2018 and that such filings were timely except the following:

●
Ronald Hodge, a member of our Board of Directors, filed three Form 4s, each reporting one late transaction;
●
Allen Robert, a member of our Board of Directors, filed two Form 4s, each reporting one late transaction, and a Form 4 reporting three late transactions;
●
William Keys, a member of our Board of Directors, filed two Form 4s, each reporting one late transaction, and a Form 4 reporting two late transactions;
●
Austin Noll, a member of our Board of Directors, filed three Form 4s, each reporting one late transaction;
●
Richard Juliano, a member of our Board of Directors, filed two Form 4s, each reporting one late transaction, and a Form 4 reporting two late transactions;
●
Randall Fields, our President, Chief Executive Officer and Chairman, filed three Form 4s, each reporting one late transaction, and a Form 4 reporting two late transactions;
●
Todd Mitchell, our Chief Financial Officer, filed a Form 4 reporting one late transaction; and
●
Edward Clissold, our General Counsel and Corporate Secretary, filed a Form 4 reporting one late transaction.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF
HAYNIE & COMPANY TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Upon recommendation of the Audit Committee of the Board of Directors, the Board of Directors appointed Haynie & Company (“Haynie”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Haynie & Company as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board of Directors deems such termination necessary or appropriate.

Representatives of Haynie will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

	2018	2017

Audit Fees	$163,900	$153,000
Audit-Related Fees		-
Tax Fees	$24,300	$21,000
All Other Fees		-
Total	$188,200	$174,000

Audit Fees

Audit fees in 2018 and 2017 relate to services rendered in connection with the audit of the Company’s consolidated financial statements.

Tax Fees

Tax fees in 2018 and 2017 include fees for services with respect to tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by Haynie in fiscal 2018 and 2017. Such procedures govern the ways in which the Audit Committee pre-approves audit and various categories of non-audit services that the auditor provides to the Company. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is to be informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management.

Required Vote and Recommendation

Ratification of the selection of Haynie & Company as the Company’s independent auditors for the fiscal year ending June 30, 2019 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and our Charter and our Bylaws, each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Haynie & Company as the Company’s independent auditors for the fiscal year ending June 30, 2019.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Haynie & Company as Park City Group’s independent auditors for the fiscal year ending June 30, 2019.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed with management and Haynie & Company, our independent registered public accounting firm, the audited consolidated financial statements in the Park City Group, Inc. Annual Report on Form 10-K for the year ended June 30, 2018, filed with the SEC on September 13, 2018. The Audit Committee has also discussed with Haynie & Company those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16.

Haynie & Company also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2018.

Respectfully Submitted by: MEMBERS OF THE AUDIT COMMITTEE Ronald C. Hodge, Chairman of the Audit Committee Austin F. Noll, Jr. Robert W. Allen
Dated: September 13, 2018

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding shares of our Series B Preferred and Common Stock beneficially owned as of September 17, 2018 by:

(i)	each of our officers and directors;
(ii)	all officers and directors as a group; and
(iii)
each person known by us to beneficially own five percent or more of the outstanding shares of our Series B Preferred and Common Stock. Percent ownership is calculated based on 625,375 shares of our Series B Preferred and19,793,473 shares of Common Stock outstanding at September 17, 2018.

Beneficial Ownership of our Series B Preferred

Name	Series B Preferred Stock	% Ownership of Class

Robert W. Allen	79,493	13%
Riverview Financial Corp.	531,432(1)	85%
Julie Fields	14,450(1)	2%

(1)
Includes 531,432 shares of Series B Preferred held in the name of Riverview Financial Corp. and 14,450 shares of Series B Preferred in the name of Julie Fields.

Mr. Fields is the beneficial owner of Riverview Financial Corp. and the spouse of Mrs. Fields.

Beneficial Ownership of our Common Stock

Name	Common Stock	Common Stock Warrants Exercisable	Total Stock and Stock Based Holdings (1)	% Ownership of Class
Randall K. Fields Chief Executive Officer, President, Chairman and Director Nominee	5,885,679(2)	957,480(3)	6,843,159	33.0%
Todd Mitchell Chief Financial Officer	36,147(4)	-	36,147	*%
Edward L. Clissold General Counsel and Corporate Secretary	66,751	-	66,751	*%
Robert W. Allen, Director Nominee	743,443(5)	130,753(6)	874,196	4.4%
William S. Kies, Jr., Director Nominee	51,755	660(7)	52,415	*%
Richard Juliano, Director	70,851	923 (8)	71,774	*%
Austin F. Noll, Jr., Director Nominee	90,504	1,846(9)	92,350	*%
Ronald C. Hodge, Director Nominee	500,140	7,912(10)	508,052	2.6%
Officers and Directors, as a group (8 persons)	7,445,270	1,099,574	8,554,844	39.9%
5% Stockholder(s):
Fidelity Management Research, LLC	1,088,596	-	1,088,596	5.5%

*Less than 1%

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after September 17, 2018. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after September 17, 2018, are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(2)
Includes 3,706,089 shares of Common Stock held in the name of Randall K Fields., 1,289,230 shares of Common Stock held in the name of Fields Management, Inc., of which Mr. Fields is the beneficial owner; 654,693 shares of Common Stock held in the name of Riverview Financial Corp., of which Mr. Fields is the beneficial owner; 205,000 shares of Common Stock held in the name Charitable 2010, LLC, of which Mr. Fields is the beneficial owner; and 30,667 shares of Common Stock held by Mr. Fields’ spouse, Julie Fields.

(3)
Includes warrants for 914,065 and 40,250 shares of Common Stock, which are exercisable at $4.00 per share and expire on February 5, 2020, and which are held by Riverview Financial Corp and Julie Fields, respectively. Mr. Fields is the beneficial owner of Riverview Financial Corp and the spouse of Julie Fields. Includes warrants for 3,165 shares of Common Stock, which are exercisable for $10.00 per share and expire on January 26, 2020.

(4)	Includes 10,786 shares of common stock which vested on September 28, 2018.

(5)	Includes 118,933 shares of Common Stock held in trust, in which Mr. Allen is the trustee.

(6)	Includes warrants for 130,753 shares of Common Stock, which are exercisable for $4.00 per share and which expire on February 5, 2020.

(7)	Includes warrants for 660 shares of Common Stock, which are exercisable for $10.00 per share and which expire on January 26, 2020.

(8)	Includes warrants for 1,846 shares of Common Stock, which are exercisable for $10.00 per share and which expire on January 26, 2020.

(9)	Includes warrants for 7,912 shares of Common Stock, which are exercisable for $10.00 per share and which expire on January 26, 2020.

(10)	Includes warrants for 923 shares of Common Stock, which are exercisable for $10.00 per share and which expire on January 26, 2020.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2019 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to that Annual Meeting must be received by us at our principal executive offices at 299 South Main Street, Suite 2225, Salt Lake City, Utah 84111, addressed to our Corporate Secretary, not later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Amended and Restated Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Pursuant to our Amended and Restated Bylaws, stockholders who wish to submit nominees for election to the Board of Directors at our Annual Meeting and inclusion in our proxy statement and form of proxy must submit such nomination in writing to our Nominating and Corporate Governance Committee at our principal executive officers. Such writing must include information about the proposed candidate as set forth in Items 7-8 of Rule 14-a under the Exchange Act, and the Board of Directors may request further information from the proposed nominee and the stockholder making the recommendation.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Corporate Secretary, Park City Group, Inc., 299 South Main Street, Suite 2225, Salt Lake City, Utah, 84111. All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend the Annual Meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 299 South Main Street, Suite 2225, Salt Lake City, Utah 84111 or by calling (435) 645-2000. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this proxy statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

  The Notice, mailed to stockholders on or about October 4, 2018, contains instructions on how to access our Annual Report on Form 10-K for our fiscal year ended June 30, 2018. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by internet, telephone or postal mail as pomptly as possible, so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR POSTAL MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors,

Randall K. Fields
Chief Executive Officer, Chairman and Director

PARK CITY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2018 ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 15, 2018 AT 9:00 AM MST
CONTROL ID:
REQUEST ID:

The undersigned revokes all previous proxies and constitutes and appoints Randall K. Fields and Edward L. Clissold, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Park City Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Company’s corporate offices located at 299 South Main Street, Suite 2225, Salt Lake City, Utah 84111 on November 15, 2018 at 9:00 a.m. MST, and at any adjournment(s) or postponement(s) thereof, on the following Proposals, each of which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

Our Board of Directors recommends a vote “FOR” the election of all director nominees under Proposal No. 1 and “FOR” Proposal No. 2.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to (202) 521-3464.
INTERNET:	https://www.iproxydirect.com/PCYG
PHONE:	(866) 752-VOTE(8683)

2018 ANNUAL MEETING OF THE STOCKHOLDERS OFPARK CITY GROUP, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal No. 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors, each to serve for a term of one year:	☐	☐
	Randall K. Fields			☐
	Robert W. Allen			☐	CONTROL ID:
	William S. Kies, Jr.			☐	REQUEST ID:
	Austin F. Noll, Jr.			☐
	Ronald C. Hodge			☐
Proposal No. 2		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Haynie & Company as Park City Group, Inc.’s independent auditors for the fiscal year ending June 30, 2019.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH DIRECTOR NOMINEE IDENTIFIED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2, EACH OF WHICH HAVE BEEN PROPOSED BY OUR BOARD, AND IN THE DISCRETION OF THE PROXY HOLDER UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________________________________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholders)

(Second Signature if held jointly)